                                                                   EXHIBIT 10.73

This document contains confidential information which is not being provided to the Public.


Coram
1675 Broadway #900
Denver, CO 80202

Term of Agreement:         1/1/02 through 12/31/2002


Baxter Healthcare Corporation, through its BioScience division ("Baxter") is extending to Coram ("Customer") the following pricing and purchase requirements in Schedule A. This pricing is based on Customer's agreement to purchase the quantities of therapeutics set forth on Schedule A in accordance to the terms and conditions of this Agreement including those indicated on Schedule B of this Agreement which are incorporated into and made a part of this Agreement.

In addition, Baxter agrees to sell the therapeutics to Customer and Customer agrees to purchase the therapeutics for resale, distribution or use within the United States to patients for whom Customer holds an active prescription for the therapeutics and/or to whom Customer provides home care services. Customer agrees to maintain all licenses necessary for the purchase and dispensing of the prescription therapeutics (e.g., state pharmacy license, physician's license, etc.) and will forward a copy of such license to Baxter upon request. The therapeutics purchased under this Agreement are not for resale, barter or trade to other purchasers of such therapeutics or for export without the prior written consent of Baxter.

Your acceptance is to be indicated by returning the signed duplicate originals of this Agreement by 12/31/01. Current Published List Prices will be applied to all Coram orders received after 12/31/01.

     THIS AGREEMENT IS NOT VALID UNTIL SIGNED BY BAXTER AT ITS HOME OFFICE.


Coram                                       Baxter Healthcare Corporation
1675 Broadway #900                          1627 Lake Cook Road
Denver, CO 80202                            Deerfield, Illinois 60015


By: /s/ FRANK GEIGER                        By: /s/ PETER O'MALLEY
   ------------------------------------        ---------------------------------

Name: Frank Geiger                          Name: Peter O'Malley
     ----------------------------------          -------------------------------
       Authorized Representative                   Authorized Representative

Title: Senior Vice President,               Title: VP/GM
       Materials Management                      -------------------------------
       --------------------------------

Date: 12/28/01                              Date: 1/7/02
     ----------------------------------          -------------------------------

                                                                           CORAM


                                   SCHEDULE A
                         PURCHASE AND PRICING AGREEMENT

THERAPEUTICS:

IMMUNE GLOBULIN INTRAVENOUS (HUMAN), GAMMAGARD(R) S/D
SOLVENT DETERGENT TREATED

IMMUNE GLOBULIN INTRAVENOUS (HUMAN) [IGIV], IVEEGAM(R) EN

                                                                             VOLUME
       PRODUCT                     DESCRIPTION              COST           COMMITMENT

Gamagard(R) S/D 060-384          0.5 gram in 10 mL
  NDC # 00944-2620-01             With Filter Set

Gamagard(R) S/D 060-385          2.5 gram in 50 mL
  NDC # 00944-2620-01         With Administration Set

Gamagard(R) S/D 060-386          5.0 gram in 100 mL
  NDC # 00944-2620-03         With Administration Set

Gamagard(R) S/D 060-387         10.0 gram in 192 mL
  NDC # 00944-2620-04         With Administration Set

 Iveegam EN(R) 923400           5.0 gram in 100 mL
  NDC # 64193-250-50          With Administration Set

              Manufactured by Immuno AG and distributed by Baxter.

                                   SCHEDULE B
                            ATTACHMENT TO AGREEMENT
                              TERMS AND CONDITIONS

PAYMENT TERMS AND CONDITIONS
Payment terms are 1% 30 net 31 days from date of invoice. Customer shall pay Baxter a service charge of 1-1/2% per month, 18% per year, (or the highest amount allowed by law, if lower) on all amounts past due. In the event Customer is delinquent in payment of any amounts to Baxter, whether or not related to this Agreement, Baxter may, at its option, declare all amounts owed to it under all agreements as due and payable immediately and terminate this Agreement.

TAXES
Customer shall be responsible for payment of all applicable state/local sales, use, and/or gross receipts tax receipts resulting from transactions with Baxter regardless of placement of liability for the tax by law.

ORDERING PROCEDURE
Orders may be placed by calling Baxter BioScience Customer Service at 800-423-2090 or faxed to 800-756-4952. Shipment against any purchase order does not constitute acceptance by Baxter of the terms and conditions or prices stipulated on the purchase order. Shipment of any order, including standing orders, will be made in accordance with terms, conditions and prices in effect, as stated herein, and shall be governed solely by the terms of the Agreement notwithstanding any conflicting or additional terms contained in any purchase order, unless otherwise agreed to in writing by all parties concerned. Baxter cannot guarantee maximum product expiration dating on any Products upon delivery. Specific dating needs may be discussed with Customer Service at time of order placement.

SHIPPING INFORMATION
Freight terms are F.O.B. Destination, Customer's location, freight pre-paid. Under normal conditions, shipment will be made within five (5) days after receipt of order. Additional charges for emergency or overnight deliveries will be the responsibility of Customer and will be added to the invoice. Baxter shall use commercially reasonable efforts to fill orders, but shall not be liable for non-performance or delays caused by a shortage of supply of raw materials, manufacturing problems, delivery or labor problems, intervention of any governmental authority or acts of regulatory agencies, fires, earthquakes, acts of God or causes beyond its control, and Customer agrees that in such events Baxter, without liability to Customer, may allocate products among all of its customers. Baxter's available supply will be made available on a pro-rata basis to customers with firm commitments. In the event Baxter is notified of and is able to verify a decision which changes the purchase and delivery of Products for a patient or a group of patients either to or from Customer, then to the extent it is able to verify a decision which changes the purchase and delivery of Products for a patient or a group of patients either to or from Customer, then to the extent it is able to, Baxter may have to make appropriate adjustment in the supply of Products provided Customer.

DISPUTED INVOICES: An amount in dispute should be deducted from Customer's remittance. PLEASE EXPLAIN THE DEDUCTION ON A LEGIBLE COPY OF THE INVOICE AND ENCLOSE IT WITH THE PAYMENT. Baxter's Account Services Representative will work with Customer to resolve the discrepancy.

DAMAGE OR SHORTAGE IN SHIPMENT: Baxter exercises extreme care in packing shipments. To minimize the possibility of error, all orders should be counted and inspected prior to acceptance of delivery from the carrier. ANY DAMAGE, SHORTAGE OR OVERAGE SHOULD BE NOTED ON COPY OF THE CARRIER'S FREIGHT BILL AND THE DRIVER SHOULD COUNTERSIGN THE DOCUMENT. If the damage is excessive do not accept the shipment. Mark on the carrier's freight bill, "Shipment refused, damaged. Return to shipper. "Baxter's Customer Service Department should be notified immediately at 1-800-423-2090. Customer's cooperation in providing this information will enable Baxter to expedite the necessary adjustments.

PROOF OF DELIVERY: Proof of delivery will be provided. If a request is received within 90 days of date of shipment due to the expenses involved in obtaining proof of delivery requests are subject to a $40.00 service fee. In the event that proof of delivery cannot be provided, no service fee will be charged and full credit will be issued to Customer's account.

RETURN GOODS POLICY
Baxter can accept for credit only those Products that do not perform satisfactorily under the specified condition. Products which may have been damaged during transportation, or which Customer may have received in error. Due to the biological nature of the Products and the government regulations involved, return of the Products must be authorized before any returns will be accepted. Customer shall contact Baxter Customer Service for instructions on the return procedure to be followed.

WARRANTY
Baxter Healthcare Corporation and its affiliates warrant that products shipped or delivered to Customer will not, at the time of shipment by Baxter or its affiliates, be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, nor will such product be an article which may not, under provisions of sections 404 and 505 of said act, be introduced into interstate commerce. Baxter and its affiliates further represent and warrant that all product delivered to Customer when stored and used in accordance with the directions on the labeling, are fit for the purposes and indications described in the labeling. Unless the product is used in accordance with its instructions, these warranties are void and of no effect. THERE ARE NO OTHER EXPRESSED OR IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BAXTER AND ITS AFFILIATES' SOLE OBLIGATION AND CUSTOMER'S EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTY SHALL BE, AT BAXTER'S OPTION, TO REPAIR OR REPLACE THE PRODUCT. NEITHER BAXTER NOR ITS AFFILIATES SHALL BE LIABLE FOR PROXIMATE, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES. MORE WARRANTIES MAY ACCOMPANY INDIVIDUAL PRODUCTS.

OTHER DISCOUNTS
Customer acknowledges the dollar value of any products or services which Customer receives but does not pay for shall be a "discount or other reduction in price" and may be subject to the disclosure requirements of Section 1128(b)(3)(A) of the Social Security Act. Customer shall disclose this discount or reduction in price under any state or federal program that provides cost or charge-based reimbursement to the participating institution for products or services covered in this price list.

TRACE SALES REPORTS
On all purchases from Baxter BioScience, customer agrees to maintain complete and accurate records of the sales of all Baxter BioScience products covered under this Agreement. Customer agrees to provide monthly trace sales reports, to include the following information:

     o    City, state, and the zip code of the prescribing physician

     o # of units, unit of measure, Baxter Bioscience product code or NDC#, ship date

THE ABOVE INFORMATION MUST BE RECEIVED WITHIN FIVE (5) BUSINESS DAYS FOLLOWING THE LAST DAY OF EACH CALENDAR MONTH.

The preferred method is to put your report in Microsoft Excel Spreadsheet format along with a contact name and telephone number. Remit spreadsheet to the following:

                             Gregg_Caya@baxter.com
                              1627 Lake Cook Road
                              Deerfield, IL 60015
                                Ph# 847.948.3555
                               Fax# 847.940.5798